SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 1, 2002




                        FLEETBOSTON FINANCIAL CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)




               Rhode Island               1-6366            05-0341324
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         (State or other jurisdiction  (Commission       (IRS Employer
          of incorporation)            File Number)    Identification No.)



              100 Federal Street, Boston, Massachusetts  02110
              -------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (617) 434-2200
                                                            -------------

Item 5.  Other Events.

On March 8, 2002, FleetBoston Financial Corporation (the "Corporation") completed the public offering of 20,000,000 7.20% Preferred Securities (the "Preferred Securities") of Fleet Capital Trust VIII, a subsidiary trust of the Corporation (the "Trust"), at $25 per Preferred Security. Each Preferred Security will pay cumulative cash distributions at an annual rate of 7.20%, payable quarterly commencing June 15, 2002. The Preferred Securities are fully and unconditionally guaranteed (to the extent described in the prospectus supplement included in the registration statement described below) by the Corporation. In connection with the issuance of the Preferred Securities, the Corporation issued $515,463,925 aggregate principal amount of its 7.20% Junior Subordinated Debentures due 2032 (the "Debentures") to the Trust. The Preferred Securities and the Debentures were issued pursuant to the shelf registration statement on Form S-3 (Registration Statement No. 333-72912) of the Corporation, the Trust and certain other subsidiary trusts of the Corporation.

Item 7.  Financial Statements and Exhibits.

(c)       Exhibits.

1 Purchase Agreement, dated March 1, 2002, among the Corporation, the Trust, and Salomon Smith Barney Inc., Fleet Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated and UBS Warburg LLC, as representatives of the several Underwriters named therein.

4(a) Amended and Restated Declaration of Trust, dated as of March 8, 2002, among FleetBoston Financial Corporation, as sponsor, The Bank of New York (Delaware), as Delaware Trustee, and The Bank of New York, as Institutional Trustee, the Regular Trustees named therein and the holders, from time to time, of the undivided beneficial ownership interests in the assets of Fleet Capital Trust VIII (incorporated by reference to Exhibit 2.3 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on March 8, 2002).

4(b)          Indenture,   dated  as  of  June  30,  2000,  between  FleetBoston
              Financial Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4(b) to FleetBoston Financial Corporation's Current Report on Form 8-K dated June 30,
              2000).

4(c) Second Supplemental Indenture, dated as of September 17, 2001, between FleetBoston Financial Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 2.6 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on September 21, 2001).

4(d) Third Supplemental Indenture, dated as of March 8, 2002, between FleetBoston Financial Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 2.7 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on March 8, 2002).

4(e) Form of Preferred Security (included in the Amended and Restated Declaration of Trust incorporated by reference to Exhibit 2.3 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on March 8, 2002).

4(f) Form of Junior Subordinated Debenture (included in the Third Supplemental Indenture incorporated by reference to Exhibit 2.7 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on March 8, 2002).

4(g) Preferred Securities Guarantee Agreement, dated as of March 8, 2002, between the Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 2.10 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on March 8, 2002).

                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        FLEETBOSTON FINANCIAL CORPORATION


Dated: March 8, 2002                         By  /s/ Janice B. Liva
                                                 -------------------------------
                                                 Janice B. Liva
                                                 Deputy General Counsel and
                                                 Assistant Secretary